UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

ShotSpotter, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38107	47-0949915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 Gateway Blvd., Suite 210 Newark, California		94560
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 794-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	SSTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Base Salary Increases

On March 6, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of ShotSpotter, Inc. (the “Company”), pursuant to the authority delegated to the Compensation Committee by the Board, approved annual base salaries for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) listed below, in each case effective as of January 1, 2020, as set forth in the table below.

Named Executive Officer	Title	2020 Annual Base Salary
Ralph A. Clark	President and Chief Executive Officer	$450,000
Alan R. Stewart	Chief Financial Officer	$350,000
R. Sam Klepper	Senior Vice President, Marketing and Product Strategy	$250,000
Gary T. Bunyard	Senior Vice President, Sales and Security	$220,000

Adoption of 2020 Target Bonuses

On March 6, 2020, the Compensation Committee also established target discretionary bonuses for fiscal year 2020 for the above-referenced named executive officers. For 2020, Mr. Clark will be eligible to receive a discretionary bonus of up to 90% of his 2020 annual base salary, Mr. Stewart will be eligible to receive a discretionary bonus of up to 55% of his 2020 annual base salary, Mr. Klepper will be eligible to receive a discretionary bonus of up to 40% of his 2020 annual base salary, and Mr. Bunyard will be eligible to receive a discretionary bonus of up to 22.2% of his 2020 annual base salary, in each case based on the achievement of certain Company and individual performance criteria.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShotSpotter, Inc.

Dated: March 12, 2020

	By:	/s/ Ralph A. Clark
Ralph A. Clark
President and Chief Executive Officer

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